Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2025, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2025
2026	6
2027	5
2028	7
2029	—
2030	1
Thereafter	68
Total	87